INVESCO LIMITED TERM MUNICIPAL INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-7890
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $25,886
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class A2                                                     $ 2,682
           Class C                                                      $   742
           Class Y                                                      $ 9,764
           Class R5                                                     $   398

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.3208
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class A2                                                     $0.3496
           Class C                                                      $0.2336
           Class Y                                                      $0.3496
           Class R5                                                     $0.3526

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       81,099
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                       7,911
           Class C                                                        7,919
           Class Y                                                       32,307
           Class R5                                                       1,224

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 11.62
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class A2                                                     $ 11.63
           Class C                                                      $ 11.62
           Class Y                                                      $ 11.61
           Class R5                                                     $ 11.62

INVESCO TAX-EXEMPT CASH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-7890
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $    42
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                      $    11
           Investor Class                                               $    12

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0011
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                      $0.0011
           Investor Class                                               $0.0011

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       36,349
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class Y                                                       13,067
           Investor Class                                                10,218

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  1.00
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class Y                                                      $  1.00
           Investor Class                                               $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $244,003
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $  4,291
           Class C                                                      $ 51,754
           Class Y                                                      $ 59,760
           Class R5                                                     $    177

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.5124
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.5148
           Class C                                                      $ 0.4391
           Class Y                                                      $ 0.5378
           Class R5                                                     $ 0.5374

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       476,322
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         7,586
           Class C                                                       121,682
           Class Y                                                       133,685
           Class R5                                                          283

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  10.06
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $  10.11
           Class C                                                      $  10.03
           Class Y                                                      $  10.08
           Class R5                                                     $  10.07

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $13,978
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $   210
           Class C                                                      $ 3,560
           Class Y                                                      $ 5,417

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.3552
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.3624
           Class C                                                      $0.2822
           Class Y                                                      $0.3826

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       45,056
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          492
           Class C                                                       14,920
           Class Y                                                       15,322

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 11.23
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 11.45
           Class C                                                      $ 11.20
           Class Y                                                      $ 11.22

INVESCO MUNICIPAL INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 67,585
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    493
           Class C                                                      $  3,468
           Class Y                                                      $ 18,537
           Investor Class                                               $  4,931

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.5689
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.4668
           Class C                                                      $ 0.4656
           Class Y                                                      $ 0.6025
           Investor Class                                               $ 0.5836

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       120,772
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           937
           Class C                                                         8,294
           Class Y                                                        31,098
           Investor Class                                                  8,520

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  13.75
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $  13.71
           Class C                                                      $  13.68
           Class Y                                                      $  13.74
           Investor Class                                               $  13.76

INVESCO NEW YORK TAX FREE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 4,535
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    98
           Class C                                                      $   601
           Class Y                                                      $   266

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.6070
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.6083
           Class C                                                      $0.4891
           Class Y                                                      $0.6455

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        7,519
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          133
           Class C                                                        1,276
           Class Y                                                          477

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 16.01
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 16.04
           Class C                                                      $ 15.99
           Class Y                                                      $ 16.00